UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2018

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As described in our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2018 (the “2018 Third Quarter Form 10-Q”), Laureate Education, Inc. (the “Company”) has undertaken strategic reviews of its global portfolio and has announced plans to divest certain of its subsidiaries as part of a strategic shift. This strategic shift will have a significant effect on the operations and financial results of the Company. Accordingly, as of September 30, 2018, the Company will account for all of the divestitures that are currently part of this strategic shift as discontinued operations. The Company also announced on November 8, 2018 that it is considering various strategic options with respect to the portion of its business operated through its online education program division known as Walden University (“Walden”). Because Walden does not meet the criteria to be classified as held for sale or a discontinued operation, it continues to be included in the Company’s continuing operations.

The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to revise and recast certain historical financial information originally included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “2017 Form 10-K”), and to revise the description of the Company’s business contained in Part I, Item 1 of the 2017 Form 10-K. The information included in Exhibit 99.1 to this Form 8-K presents the financial results of these divested business units as discontinued operations for all periods presented. These updates are consistent with the presentation of discontinued operations included in the 2018 Third Quarter Form 10-Q and with rules of the Securities and Exchange Commission (the “SEC”) requiring the reissuance of prior period financial statements included or incorporated by reference in a registration statement or proxy statement to retrospectively revise and reclassify such pre-event financial statements to reflect accounting changes, such as discontinued operations. The information included in Exhibit 99.2 to this Form 8-K has been updated to present information relating only to the continuing operations of the Company.

We have revised the following portions of the 2017 Form 10-K to reflect the retrospective revisions described above:

Part I

•                                          Item 1. Business (up to and not including the subsection entitled “Industry Regulation” therein).

•                                          Item 6. Selected Financial Data;

•                                          Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•                                          Item 8. Financial Statements.

                                                The information included in Exhibit 99.1 and Exhibit 99.2 to this Form 8-K is presented in connection with the reporting changes described above and does not otherwise amend or restate our audited consolidated financial statements that were included in the 2017 Form 10-K. Unaffected items and unaffected portions of the 2017 Form 10-K have not been repeated in, and are not amended or modified by, Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.  Exhibit 99.1 and Exhibit 99.2 to this Form 8-K do not reflect events occurring after we filed the 2017 Form 10-K, and do not modify or update the disclosures therein in any way, other than to reflect the presentation of certain business units as discontinued operations as described above.  Our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2018 and June 30, 2018 have not been amended or restated in connection with the reporting changes described above. Therefore, this Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto should be read in conjunction with our other filings made with the SEC, including, and subsequent to, the date of the 2017 Form 10-K.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	2017 Form 10-K Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements
99.2	2017 Form 10-K Item 1. Business (up to and not including the subsection entitled “Industry Regulation” therein)
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Jean-Jacques Charhon
Name:	Jean-Jacques Charhon
Title:	Executive Vice President and Chief Financial Officer

Date: November 13, 2018